UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2008

GSC INVESTMENT CORP.
(Exact name of registrant as specified in its charter)

Maryland	001-33376	20-8700615
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

888 Seventh Ave, New York, NY 10019
(Address of principal executive offices and Zip Code)

(212) 884-6200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective February 19, 2008, the Board of Directors of GSC Investment Corp. (the "Corporation") amended and restated its Bylaws.  The following is a summary of the changes effected by the adoption of the amended and restated Bylaws, which is qualified in its entirety by reference to the amended and restated Bylaws filed as Exhibit 3.1 hereto.

In addition to the changes described below, the amended and restated Bylaws include certain changes to clarify language, comply or be consistent with Maryland law or to make various technical or non-substantive changes.

ARTICLE II – MEETINGS OF STOCKHOLDERS

Annual Meeting of Stockholders.  The amended and restated Bylaws change the period during which the Corporation is required to hold its annual meeting from May to July.

Notice of Stockholders Meetings.  The amended and restated Bylaws clarify that imperfect notice to one or more stockholders will not affect the validity of an annual or special meeting and that the Corporation can postpone or cancel a meeting of the stockholders by making a public announcement prior to the meeting.

Advance Notice Provisions.  The amended and restated Bylaws (i) allow the Corporation to discard materially inaccurate information submitted by stockholders for the election of a director or other business and (ii) require written updates on information provided for such business.

ARTICLE III –DIRECTORS

Ratification.  The amended and restated Bylaws reinforce and clarify the power of the Board of Directors or the stockholders to ratify any action or inaction that they could have originally authorized, including any action or inaction in derivative proceedings or other matters.

Emergency Provisions.  The amended and restated Bylaws add provisions to allow the Board of Directors to react to a catastrophe or similar emergency.

ARTICLE VI – CONTRACTS, LOANS, CHECKS AND DEPOSITS

Contracts.  The amended and restated Bylaws clarify that an officer of the Corporation may execute any document that is approved by the Corporation’s manager, within the scope of the manager’s existing authority, without the need for separate action by the Board of Directors.

ARTICLE VII – STOCK

Certificates.  The amended and restated Bylaws allow the Board of Directors to specify that holders of uncertificated shares are not entitled to receive certificates upon request.

Record Date.  The amended and restated Bylaws remove references to the closing of the Corporation's transfer books.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

The following exhibit is filed herewith:

3.2	Bylaws of GSC Investment Corp., as amended and restated as of February 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 5, 2008	GSC INVESTMENT CORP.

	By:	/s/ David L. Goret
David L. Goret Vice President and Secretary

EXHIBIT INDEX

3.2	Bylaws of GSC Investment Corp., as amended and restated as of February 19, 2008.